SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): April 22, 1999
                                                          (April 22, 1999)

                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          .... DELAWARE ................. 1-9318 ....... 13-2670991 ...
        (State or other jurisdiction   (Commission     (IRS Employer
        of incorporation)              File Number)   Identification No.)



       777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
      (Address of principal executive offices)                (Zip Code)



          Registrant's telephone number, including area code..(650) 312-3000


                -------------------------------------------------
          (Former name or former address, if changed since last report)


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



Item 5.      Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.      Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press  Release  issued on April 22, 1999 by Franklin  Resources,
Inc.



                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: April 22, 1999  /s/ Leslie M. Kratter
                      ----------------------
                       LESLIE M. KRATTER
                       Vice President




                                Exhibits


        A.  Press Release issued on April 22, 1999 by Franklin Resources, Inc.





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






FROM:       Franklin Resources, Inc.
            Public Relations: Holly Gibson (650) 312-4701
            Investor Relations: Bijan Modanlou (650) 525-8900 www.frk.com

                         For Immediate Release

          Franklin Resources Announces Second Quarter Results


San Mateo, CA, April 22, 1999-- Franklin Resources, Inc. (NYSE: BEN) today reported net income of $102.5 million, or $0.41 per share diluted, including the final installment of restructuring charges announced in January 1999, on revenues of $554.1 million for the quarter ended March 31, 1999. Had the Company not taken pretax restructuring charges of $12.3 million during the quarter, diluted per share earnings would have been approximately $0.44. Net income for the quarter ended March 31, 1998 was $126.7 million, or $0.50 per share diluted, on revenues of $673.7 million.

      Net income for the six months ended March 31, 1999 was $171.0 million, or $0.68 per share diluted, on revenues of $1,121.8 million. These results included pretax restructuring charges of $58.5 million. Had the Company not taken these charges, diluted per share earnings would have been approximately $0.85 during this period. Net income for the six months ended March 31, 1998 was $257.2 million, or $1.02 per share diluted, on revenues of $1,306.1 million.

      Assets under management by the Company's subsidiaries were $216.0 billion, compared to $220.2 billion in the preceding quarter and $242.0 billion at this time last year. Quarterly average assets under management during the current quarter were $216.4 billion compared to $217.0 billion in the preceding quarter and $229.4 billion in the same quarter a year ago.

      Franklin Resources, Inc. provides global and domestic investment management, shareholder and distribution services to the Franklin Templeton mutual funds and institutional accounts in over 100 different nations worldwide. Franklin's headquarters are located at 777 Mariners Island Blvd., San Mateo, CA.





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
FRANKLIN RESOURCES, INC.
Consolidated Income Statements
(Dollar amounts in thousands
except assets under management
and per share data.)
                                      Three months ended     Six months ended
                                            March 31              March 31
                                   -------------------------------------------
                                         1999       1998      1999      1998
Operating revenues:
Investment management fees <F1>      $322,419   $351,240   $652,789  $699,802
Underwriting and distribution         178,406    278,622    367,010   521,810
fees <F1>
Shareholder servicing fees             47,762     39,399     93,496    77,005
Other                                   5,484      4,430      8,455     7,473
                                   -------------------------------------------
Total operating revenues              554,071    673,691  1,121,750 1,306,090
                                   -------------------------------------------
Operating expenses:
Underwriting and distribution         153,300    242,406    316,346   447,718
Compensation and benefits             128,816    132,744    262,630   266,035
Information systems, technology        52,111     45,862    100,590    92,458
and occupancy
Advertising and promotion              25,393     31,243     53,631    58,605
Amortization of deferred sales
commissions                            22,963     26,525     47,982    50,421
Amortization of intangible assets       9,283      8,949     18,656    17,944
Other                                  18,770     22,538     41,575    42,043
Restructuring charges                  12,315          -     58,455         -
                                   -------------------------------------------
Total operating expenses              422,951    510,267    899,865   975,224
                                   -------------------------------------------

Operating income                      131,120    163,424    221,885   330,866

                                  -------------------------------------------
Other income (expense):
Investment and other income            14,490     11,596    25,026   $26,571

Interest expense                       (4,776)    (3,826)  (10,949)   (9,978)

                                   -----------------------------------------
Other income (expense), net             9,714      7,770    14,077    16,593

                                   -------------------------------------------

Income before taxes on income         140,834    171,194   235,962   347,459

Taxes on income                        38,363     44,525    64,999    90,275

                                   -------------------------------------------

Net income                           $102,471  $ 126,669   170,963  $257,184

                                   ===========================================

Earnings per share:
     Basic                              $0.41      $0.50      $0.68     $1.02
     Diluted                            $0.41      $0.50      $0.68     $1.02

Dividends per share                    $0.055      $0.05      $0.11     $0.10

Average shares outstanding (in
thousands)
     Basic                            252,189    252,860    252,025   252,682
     Diluted                          252,579    253,058    252,804   253,181


Assets under management (in millions):
     End of period                   $215,960   $241,964   $215,960  $241,964
     Simple monthly average for
      period                         $216,439   $229,409   $216,194  $225,581

<F1>      Prior   period   amounts   have   been   restated   to   reflect   the
          reclassification of distribution component of Canadian investment management fee income.

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

Franklin Resources, Inc.
Consolidated Income Statements
(Dollar amounts in thousands except assets
under management and per share data.)                                  Three months ended
                                                    31-Mar-99    31-Dec-98   30-Sep-98    30-Jun-98    31-Mar-98

Operating revenues:
Investment management fees <F1>                      $322,419     $330,370    $339,651     $373,820     $351,240
Underwriting and distribution fees <F1>               178,406      188,604     208,483      252,354      278,622
Shareholder servicing fees                             47,762       45,734      42,762       40,793       39,399
Other                                                   5,484        2,971       7,690        5,629        4,430

                                                 ----------------------------------------------------------------
Total operating revenues                              554,071      567,679     598,586      672,596      673,691
                                                 ----------------------------------------------------------------

Operating expenses:
Underwriting and distribution                         153,300      163,046     173,328      220,660      242,406
Compensation and benefits                             128,816      133,814     134,362      152,688      132,744
Information systems, technology and
 occupancy                                             52,111       48,479      51,895       37,312       45,862
Advertising and promotion                              25,393       28,238      33,538       33,782       31,243
Amortization of deferred sales commissions             22,963       25,019      27,231       27,753       26,525
Amortization of intangible assets                       9,283        9,373       9,577        9,336        8,949
Other                                                  18,770       22,805      25,644       22,846       22,538
Restructuring charges                                  12,315       46,140           -            -            -
                                                 ----------------------------------------------------------------
Total operating expenses                              422,951      476,914     455,575      504,377      510,267
                                                 ----------------------------------------------------------------

Operating income                                      131,120       90,765     143,011      168,219      163,424
                                                 ----------------------------------------------------------------

Other income (expense):
Investment and other income                            14,490       10,536      14,717       15,435       11,596
Interest expense                                       (4,776)      (6,173)     (6,034)      (6,523)      (3,826)
                                                 ----------------------------------------------------------------
Other income (expense), net                             9,714        4,363       8,683        8,912        7,770
                                                 ----------------------------------------------------------------

Income before taxes on income                         140,834       95,128     151,694      177,131      171,194
Taxes on income                                        38,363       26,636      39,441       46,118       44,525
                                                 ---------------------------------------------------------------
Net income                                           $102,471      $68,492    $112,253     $131,013     $126,669
                                                 ================================================================

Earnings per share:
     Basic                                              $0.41        $0.27       $0.44        $0.52        $0.50
     Diluted                                            $0.41        $0.27       $0.44        $0.52        $0.50

Dividends per share                                    $0.055       $0.055       $0.05        $0.05        $0.05

Average shares outstanding (in thousands):
     Basic                                            252,189      251,860     252,579      252,860      252,860
     Diluted                                          252,579      252,055     252,707      253,095      253,058

Assets under management (in millions):
     End of period                                   $215,960     $220,236    $208,591     $236,574     $241,964
     Simple monthly average for period               $216,439     $216,959    $221,633     $240,513     $229,409


<F1>    Prior period amounts have been restated to reflect the  reclassification of distribution component of Canadian investment management fee income.

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

ASSETS UNDER MANAGEMENT


(In billions)                                                31-Mar-99    31-Dec-98   30-Sep-98      30-Jun-98    31-Mar-98
                                                          ------------------------------------------------------------------

Franklin Templeton Group:
      Equity:
                     Global/international                        $91.4        $92.8       $84.8         $105.4       $111.7
                     Domestic (U.S.)                              37.4         40.4        37.6           45.9         45.9
                                                          ------------------------------------------------------------------
                     Total Equity                                128.8        133.2       122.4          151.3        157.6
                                                          ------------------------------------------------------------------

      Hybrid funds <F1>                                           10.7         11.5        11.2           12.4         12.5

      Fixed income:
                     Tax-free                                     51.6         50.9        50.5           49.1         48.1
                     Taxable:
                        Domestic (primarily US Govt.)             16.1         16.0        16.0           15.7         15.7
                        Global/international                       4.0          4.0         3.7            4.1          4.1
                                                          ------------------------------------------------------------------
                     Total Fixed Income                           71.7         70.9        70.2           68.9         67.9
                                                          ------------------------------------------------------------------

      Money funds                                                  4.8          4.6         4.8            4.0          4.0

                                                          ==================================================================
                     Total Franklin Templeton Group             $216.0       $220.2      $208.6         $236.6       $242.0
                                                          ==================================================================


<F1>  Hybrid funds include asset allocation, balanced, flexible and income-mixed funds as defined by the Investment Company Institute. Periods prior to March 31, 1999 have been restated to reflect the reclassification of certain funds to Domestic Equity from the Hybrid category.


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